CLASS A
                                     COMMON

                                  [HEICO LOGO]

                               HEICO CORPORATION

THIS CERTIFICATE IS TRANSFERRABLE IN THE CITY OF NEW YORK OR RIDGEFIELD PARK, NJ

INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF FLORIDA                      CUSIP

This Certifies that





is the record holder of

FULLY PAID AND NONASSESABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE OF

--------------------------------HEICO CORPORATION-------------------------------

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Tranfer Agent and Registrar.

  WITNESS the facismile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:

/s/ ELIZABETH R. LETENDRE              [SEAL]           /s/ LAURANS A. MENDELSON

     Secretary                                          Chairman of the Board

COUNTERSIGNED AND REGISTERED
          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                 TRANSFER AGENT
                                                  AND REGISTRAR

BY

                                                  AUTHORIZED SIGNATURE

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
AMERICAN BANK NOTE COMPANY             PRODUCTION COORDINATOR CHRISTINE SMITH: 278-830-2102
  680 BLAIR MILL ROAD                                 PROOF OF MARCH 25, 1998
   HORSHAM, PA 19044                                          HEICO
   (215) 557-3480                                         H 55924patch
----------------------------------     -----------------------------------------------------
SALES:  A. HOBBS:  404-525-1488               OPERATOR                         MT
----------------------------------     -----------------------------------------------------
/NET/BANKNOTE/HOME 57/HEICO/H55924                             NEW
----------------------------------     -----------------------------------------------------

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

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common        UNIF GIFT MIN ACT-      Custodian
TEN ENT = as tenants by the entireties                    (Cust)         (Minor)
UT TEN - as joint tenants with right of           under Uniform Gifts to Minors
         survivorship and not as tenants          Act. . .
         in common                                        (State)
COM PROP - as community property      UNIF TRF MIN ACT - Custodian (until age _)
                                                      (Cust)
                                                         under Uniform Transfers
                                                      (Minor)
                                                         to Minors Act
                                                                    (State)


     Additional abbreviations may also be used though not in the above list

For Value Received, _____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________

            X _________________________________________________________________


            X _________________________________________________________________
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:






--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGILBE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

         This certificate also evidences and entitles the holder hereof to the same number of Rights as the number of shares of Class A Common Stock represented by this certificate, such Rights being on the terms provided under the Rights Agreement between HEICO Corporation and SunTrust Bank, National Association, ("Rights Agent"), dated as of November 2, 1993 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of HEICO Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidendced by this certificate. HEICO Corporation shall mail to the registered holder of this certificate a copy of the Rights Agreement without charge within five (5) days after reciept of written request therefor. Under certain circumstances, as provided in the Rights Agreement, Rights issued to or owned by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) in any subsequent holder of such Rights shall be null and void.


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
AMERICAN BANK NOTE COMPANY             PRODUCTION COORDINATOR CHRISTINE SMITH: 215-830-2103
  680 BLAIR MILL ROAD                                 PROOF OF MARCH 25, 1998
   HORSHAM, PA 19044                                          HEICO
   (215) 657-3480                                         H 55924patch
----------------------------------     -----------------------------------------------------
SALES:  A. HOBBS:  404-525-1455               OPERATOR                         MT
----------------------------------     -----------------------------------------------------
/NET/BANKNOTE/HOME 57/HEICO/H55924                             NEW
----------------------------------     -----------------------------------------------------

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